Exhibit 10.1.13

EXECUTION VERSION

AMENDMENT NO. 12

AMENDMENT NO. 12, dated as of August 24, 2022 (this “Amendment”), by and among KUEHG CORP., a Delaware corporation (“KUEHG”), KC SUB, LLC (formerly known as KC SUB, INC.), a Delaware limited liability company (“KC Sub” and, together with KUEHG, the “Borrowers”), KINDERCARE LEARNING COMPANIES, INC. (formerly known as, KC HOLDCO, LLC), a Delaware corporation (“Holdco”), the Guarantors party hereto, the Lenders party hereto, the Issuing Banks party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse AG”), in its capacity as the Administrative Agent under the Credit Agreement (as defined below), which amends that certain First Lien Credit Agreement dated as of August 13, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among the Borrowers, Holdco, each Lender from time to time party thereto and Credit Suisse AG, as Administrative Agent, Collateral Agent and Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrowers desire to obtain Incremental Revolving Commitments in the form of additional commitments under the Extended Tranche 1 Revolving Facility in an aggregate principal amount of $25,000,000 pursuant to Section 2.20 of the Credit Agreement (the “New Revolving Commitments”);

WHEREAS, each Lender party hereto has agreed to provide New Revolving Commitments in an amount opposite its name on Schedule 2.01(c)(i) hereto (each such Lender, a “New Revolving Lender”); and

WHEREAS, this Amendment shall constitute an Incremental Facility Amendment as set forth in Section 2.20(d) of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendments to Credit Agreement. Effective immediately upon satisfaction of the conditions set forth in Section 4 herein, the Credit Agreement is hereby amended, as follows:

(a)    The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 12” means Amendment No. 12, dated as of August 24, 2022, by and among the Borrowers, Holdco, the Guarantors party thereto, the Lenders party thereto, the Issuing Banks party thereto and the Administrative Agent.

“Amendment No. 12 Effective Date” has the meaning assigned to such term in Amendment No. 12.

(b)    The definition of “Affiliate” in Section 1.01 of the Credit Agreement is hereby replaced with the provisions below:

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For the purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates.

(c)    The definition of “Extended Tranche 1 Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby replaced with the provisions below:

“Extended Tranche 1 Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Extended Tranche 1 Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum principal aggregate amount of such Lender’s Extended Tranche 1 Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Extended Tranche 1 Revolving Commitment is set forth on Schedule 2.01(c)(ii) to Amendment No. 12. References to the “Extended Tranche 1 Revolving Commitments” shall mean the Extended Tranche 1 Revolving Commitment of each Lender taken together. The aggregate principal amount of the Lenders’ Extended Tranche 1 Revolving Commitments on the Amendment No. 12 Effective Date is $108,800,000.

(d)    The definition of “Issuing Bank” in Section 1.01 of the Credit Agreement is hereby replaced with the provisions below:

“Issuing Bank” means, as the context may require, (a) each Revolving Lender as of the New Revolving Facility Effective Date or another Lender reasonably satisfactory to the Borrower and agreed to by such other Lender, each in its capacity as the issuer of Letters of Credit hereunder up to its commitment amount set forth in Schedule 2.01(c) attached to the New Revolving Facility Amendment, and its successors in such capacity as provided in Section 2.05(k), and (b) with respect to each Existing Letter of Credit, any Lender that, or any Lender whose Affiliate, issued such Existing Letter of Credit. Any Issuing Bank may, with the consent of the Borrower, arrange for one or more Letters of Credit to be issued by an Affiliate of such Issuing Bank, or other financial institution, in which case the term “Issuing Bank” shall include any such Affiliate or other financial institution with respect to Letters of Credit issued by such Affiliate or such other financial institution (as applicable). Jefferies Finance LLC will cause Letters of Credit to be issued by unaffiliated financial institutions and such Letters of Credit shall be treated as issued by Jefferies Finance LLC for all purposes under the Loan Documents. At any time the Borrower shall have the right to select additional Lenders to act as Issuing Bank(s) hereunder with the consent of such Lenders.

(e)    The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby replaced with the provisions below:

“Loan Documents” means this Agreement, each Incremental Facility Amendment, each Refinancing Amendment, the Holdco Guaranty, the Subsidiary Guaranty, the Security Documents, Amendment No. 1, the Amendment No. 1 Joinder, Amendment No. 2, Amendment

No. 3, the Amendment No. 3 Joinder, Amendment No. 4, each Amendment No. 4 Joinder, Amendment No. 5, the Amendment No. 5 Joinder, Amendment No. 6, each Amendment No. 6 Joinder, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 11, the New Revolving Facility Amendment and Amendment No. 12.

(f)    The definition of “Non-Extended Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby replaced with the provisions below:

“Non-Extended Revolving Commitment” means, with respect to each Lender the commitment, if any, of such Lender to make Non-Extended Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum principal aggregate amount of such Lender’s Non-Extended Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Non-Extended Revolving Commitment is set forth on Schedule 2.01(c)(ii) attached to Amendment No. 12. References to the “Non-Extended Revolving Commitments” shall mean the Non-Extended Revolving Commitment of each Lender taken together.

(g)    The last sentence of Section 2.05(b)(i) of the Credit Agreement is hereby replaced with the provisions below:

A Letter of Credit shall be issued, amended, renewed or extended only if, after giving effect to such issuance, amendment, renewal or extension, (i) the LC Exposure shall not exceed the LC Sublimit, (ii) the LC Exposure with respect to any Issuing Bank shall not exceed the applicable Specified LC Sublimit of such Issuing Bank then in effect, (iii) the aggregate Revolving Exposures shall not exceed the aggregate Revolving Commitments and (iv) the aggregate Revolving Exposures shall not exceed the aggregate Revolving Commitments.

(h)    The last paragraph of Section 2.05(b) of the Credit Agreement is hereby replaced with the provisions below:

Notwithstanding the foregoing, (x) Jefferies Finance LLC and Macquarie Capital Funding LLC shall not be under any obligation to issue any trade or commercial Letters of Credit or any standby Letters of Credit denominated in an Alternative Currency, (y) Barclays Bank PLC, Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc. shall not be under any obligation to issue any trade or commercial Letters of Credit and (z) no Issuing Bank shall be required to issue or renew a Letter of Credit if the issuance or renewal of such Letter of Credit would violate one or more policies or procedures of the Issuing Bank applicable to letters of credit generally.

(i)    Schedule 2.01(c) of the Credit Agreement shall be replaced with Schedule 2.01(c)(ii) attached hereto

(j)    Schedule 2.05 of the Credit Agreement shall be replaced with Schedule 2.05 attached hereto.

Section 2.    Extended Tranche 1 Revolving Commitments. On the Amendment No. 12 Effective Date, each Lender party hereto hereby commits to provide the commitments set forth on Schedule 2.01(c)(i) hereto in the form of Extended Tranche 1 Revolving Commitments, subject to the same terms and conditions applicable to the existing Extended Tranche 1 Revolving Commitments under the Credit Agreement.

Section 3.    Representations and Warranties. The Borrowers shall represent and warrant to the Lenders on and as of the Amendment No. 12 Effective Date that:

(a)    Immediately before and after giving effect to this Amendment, the representations and warranties of the Borrowers and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 12 Effective Date (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 3, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 12 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement.

(b)    At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.    Conditions to Effectiveness. This Amendment shall become effective on the earliest date on which the following conditions have been satisfied (such date, the “Amendment No. 12 Effective Date”):

(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed, in the case of sub-paragraphs (1) and (2) below, promptly by originals) unless otherwise specified:

(1)    counterparts to this Amendment, executed by the Borrowers, Holdco, the Guarantors, the Administrative Agent, each Lender with a commitment set forth beside its name on Schedule 2.01(c)(i) and each Issuing Bank;

(2)    a Note executed by the Borrowers in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 12 Effective Date, if any;

(3)    an opinion of Kirkland & Ellis LLP, New York counsel for the Loan Parties (addressed to the Administrative Agent and the Lenders party hereto) in respect of this Amendment;

(4)    (i) a copy of each Organizational Document of the Borrowers and the Guarantors certified as of a recent date by an appropriate governmental official or a Responsible Officer of the applicable Loan Party (or a certificate signed by a Responsible Officer of the applicable Loan Party certifying that the Organizational Documents of such Loan Party have not been amended or otherwise modified since the New Revolving Facility Effective Date; (ii) signature and incumbency certificates of the Responsible Officers of each Person that is a Loan Party on the Amendment No. 12 Effective Date executing a

Loan Document on the Amendment No. 12 Effective Date; (iii) resolutions of the board of directors or similar governing body of each Person that is a Loan Party on the Amendment No. 12 Effective Date approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents by such Loan Party, certified as of the date of the delivery thereof by a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) for each Person that is a Loan Party on the Amendment No. 12 Effective Date from the applicable Governmental Authority in such Person’s jurisdiction of incorporation, organization or formation dated a recent date prior to the date of the delivery thereof;

(5)    a certificate signed by the Borrowers certifying as to the satisfaction of the conditions set forth in paragraph (c) and (d) of this Section 4 and that the New Revolving Commitments meet the requirements and conditions applicable thereto set forth in Section 2.20 of the Credit Agreement; and

(6)    a certificate signed by the Borrowers certifying that, after giving effect to the application of the proceeds of such Indebtedness under this Amendment No. 12, the Borrowers and their respective Subsidiaries, when taken as a whole, are Solvent, and otherwise substantially in the form of Exhibit C to the Credit Agreement;

(b)    All reasonable and documented out-of-pocket fees and expenses due to the Administrative Agent and the Lenders, in each case, required to be paid on the Amendment No. 12 Effective Date (including pursuant to Section 5 below), to the extent invoiced at least three Business Days prior to the Amendment No. 12 Effective Date, shall be paid.

(c)    As of the Amendment No. 12 Effective Date, the representations and warranties contained in Section 3 of this Amendment shall be true and correct in all material respects (or true and correct in all respects where already qualified by materiality).

(d)    No Event of Default shall exist, or would result from this Amendment.

(e)    The Administrative Agent shall have received at least three (3) Business Days prior to the Amendment No. 12 Effective Date such “know your customer” anti-money laundering rules and Patriot Act information about the Borrower and the Guarantors as it shall have reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 12 Effective Date.

(f)    The Borrower has paid (or caused to be paid) an upfront fee to each New Revolving Lender (for its own account), as compensation for each such New Revolving Lender providing its New Revolving Commitment, in an amount equal to 0.50% of the stated principal amount of each such New Revolving Lender’s New Revolving Commitment as of the Amendment No. 12 Effective Date.

The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment No. 12 Effective Date and such notice shall be conclusive and binding.

Section 5.    Fees and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Administrative Agent, as and when required by Section 9.03 of the Credit Agreement.

Section 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery” and words of the like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 7.    Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE JURISDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY PROVISIONS IN SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE MUTATIS MUTANDIS.

Section 8.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.    Effect of Amendment; Reaffirmation.

(a)    On and after the Amendment No. 12 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(a)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement (as amended hereby) or any other provision of the Credit Agreement (as amended hereby) or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents or serve to effect a novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which instruments shall remain and continue in full force and effect.

(b)    Each Loan Party (after giving effect to this Amendment) hereby (i) reaffirms and confirms that each Loan Document to which it is a party or is otherwise bound, each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties pursuant to any such Loan Document, each guarantee granted by it to guarantee the due and punctual performance of the Obligations and all Collateral encumbered thereby (a) shall not be affected by the amendment of the Credit Agreement, (b) shall remain in full force and effect and (c) continues to guarantee or secure, as the case may be, in accordance with the terms of the applicable Loan Documents the payment and performance of all “Secured Obligations” under the Credit Agreement (as amended hereby), (ii) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment (except as specifically set forth herein) and (iii) acknowledges and agrees that the parties only wish to amend their rights and obligations under the Credit Agreement in accordance with the terms of this Agreement and nothing in this Amendment shall be deemed to be a release and/or novation of any rights and/or obligations under the Credit Agreement or any other Loan Document.

Section 10.    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

(b)    As used in this Section 10, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KUEHG CORP.

By:	/s/ Anthony Amandi
Name:	Anthony Amandi
Tile:	Executive Vice President and Chief Financial Officer

KC SUB, LLC

By:	/s/ Anthony Amandi
Name:	Anthony Amandi
Tile:	Executive Vice President and Chief Financial Officer

KINDERCARE LEARNING COMPANIES, INC.

By:	/s/ Anthony Amandi
Name:	Anthony Amandi
Tile:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 12]

KC REE HOLDINGS, INC.

REE INVESTMENT, LLC

REE HOLDCO, INC.

REE MIDWEST, INC.

REE SOUTHEAST, INC.

KINDERCARE EDUCATION HOLDINGS LLC

KNOWLEDGE SCHOOLS LLC

KINDERCARE EDUCATION LLC KINDERCARE EDUCATION AT WORK LLC KU EDUCATION LLC

KCE CHAMPIONS LLC

KINDERCARE LEARNING CENTERS LLC

By:	/s/ Anthony Amandi
Name:	Anthony Amandi
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 12]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Heesu Sin
Name:	Heesu Sin
Title:	Authorized Signatory

[Signature Page to Amendment No. 12]

BARCLAYS BANK PLC, as a Revolving Lender and as an Issuing Bank

By:	/s/ Sean Duggan
Name:	Sean Duggan
Title:	Director

[Signature Page to Amendment No. 12]

BANK OF AMERICA, N.A., as a New Revolving Lender and as an Issuing Bank

By:	/s/ Gregory Roetting
Name:	Gregory Roetting
Title:	Managing Director

[Signature Page to Amendment No. 12]

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender and as an Issuing Bank

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Vice President

[Signature Page to Amendment No. 12]

GOLDMAN SACHS BANK USA, as a New Revolving Lender and as an Issuing Bank

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page to Amendment No. 12]

CITIZENS BANK, N.A., as a Revolving Lender and as an Issuing Bank

By:	/s/ Jessica Anderson
Name:	Jessica Anderson
Title:	Director

[Signature Page to Amendment No. 12]

MACQUARIE CAPITAL FUNDING LLC, as a New Revolving Lender and as an Issuing Bank

By:	/s/ Ayesha Farooqi
Name:	Ayesha Farooqi
Title:	Authorized Signatory

By:	/s/ Vin Rapaci
Name:	Vin Repaci
Title:	Authorized Signatory

[Signature Page to Amendment No. 12]

JEFFERIES FINANCE LLC, as a New Revolving Lender and as an Issuing Bank

By:	/s/ John Koehler
Name:	John Koehler
Title:	Managing Director

[Signature Page to Amendment No. 12]

BANK OF MONTREAL, as a Non-Extended Revolving Lender and as an Issuing Bank

By:	/s/ Kemmons Feldman
Name:	Kemmons Feldman
Title:	Director

[Signature Page to Amendment No. 12]

SCHEDULE 2.01(C)(I)

Revolving Lender	Extended Tranche 1 Revolving Commitment
Bank of America, N.A.	$10,000,000
Goldman Sachs Bank USA	$7,500,000
Macquarie Capital Funding LLC	$5,000,000
Jefferies Finance LLC	$2,500,000

Total	$25,000,000

SCHEDULE 2.01(C)(II)

Revolving Commitments

Revolving Lender	Non-Extended Revolving Commitment	Extended Tranche 1 Revolving Commitment	LC Commitment
Credit Suisse AG, Cayman Islands Branch	$0	$35,000,000	$28,952,206
Barclays Bank PLC	$0	$36,300,000	$30,027,574
Morgan Stanley Senior Funding, Inc.	$0	$7,500,000	$6,204,044
Citizens Bank, N.A.	$0	$5,000,000	$4,136,029
Bank of Montreal	$31,200,000	$0	$24,250,000
Bank of America, N.A.	$0	$10,000,000	$8,272,059
Goldman Sachs Bank USA	$0	$7,500,000	$6,204,044
Macquarie Capital Funding LLC	$0	$5,000,000	$4,136,029
Jefferies Finance LLC	$0	$2,500,000	$2,068,015

Total	$31,200,000	$108,800,000	$114,250,000

SCHEDULE 2.05

Issuing Bank	Specified LC Sublimit
Credit Suisse AG, Cayman Islands Branch	$28,952,206
Barclays Bank PLC	$30,027,574
Morgan Stanley Senior Funding, Inc.	$6,204,044
Citizens Bank, N.A.	$4,136,029
Bank of Montreal	$24,250,000
Bank of America, N.A.	$8,272,059
Goldman Sachs Bank USA	$6,204,044
Macquarie Capital Funding LLC	$4,136,029
Jefferies Finance LLC	$2,068,015

Total	$114,250,000